AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
September 2010

For the month of September 2010, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.45% and a net return of 0.42%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.11% for the month.

September 2010 gross relative performance:  +0.35%

Performance for periods ended September 30, 2010 (Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.87%	8.22%	7.89%	6.66%	6.89%
HIT Total Net Rate of Return	2.77%	7.75%	7.43%	6.22%	6.48%
Barclays Capital Aggregate Bond Index	2.48%	8.16%	7.42%	6.20%	6.41%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The portfolio’s underweight to agency single-family mortgage-backed securities (MBS) as this major sector had the worst performance in the index with 52 basis points (bps) of negative “excess return.”  The HIT portfolio was approximately 26% allocated to the sector while the Barclays Aggregate contained approximately 33%.

Negative contributions to the HIT’s performance included:

●
Widening of most spreads in the HIT’s agency multifamily MBS portfolio.  Ginnie Mae permanent loan spreads widened by approximately 7 bps relative to Treasuries.  Fannie Mae DUS securities also experienced wider spreads, with bullet-like, long duration structures widening the most.  Spreads increased by 3 to 10 bps, depending on structure.  In contrast, Ginnie Mae construction/permanent loan spreads tightened by 3 bps.

●	Corporate bonds’ strong performance. This sector had the second best excess returns of any major sector in the index at 78 bps. The HIT does not hold corporate bonds.

●
The portfolio’s structural overweight to spread-based assets as swap spreads widened across most of the yield curve.  Spread performance ranged from 0.25 bps tighter for 2-year maturities to 4.75 bps wider for 10-year maturities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                              September 2010 Performance Commentary

●
The HIT’s underweight to the lowest credit quality sector of the investment grade universe, whose “excess returns” were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate. Those returns were -19, 50, 77, and 124 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 95% percent of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise guarantee versus 78% for the Barclays Aggregate.

●	The portfolio’s underweight to private-label CMBS as this sector was the best performing in the index, posting 176 basis points of excess return.

September 2010 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+0.02%	0	5.46
Agencies	+0.24%	+9	3.30
Single family agency MBS (RMBS)	-0.38%	-52	2.93
Corporates	+0.70%	+78	6.72
Commercial MBS (CMBS)	+2.12%	+176	3.86
Asset-backed securities (ABS)	+0.36%	+13	3.57

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	8/31/10	9/30/10	Change
3 Month	0.127%	0.153%	0.0264%
6 Month	0.186%	0.187%	0.0010%
1 Year	0.227%	0.247%	0.0193%
2 Year	0.469%	0.422%	-0.0472%
3 Year	0.696%	0.627%	-0.0694%
5 Year	1.331%	1.263%	-0.0681%
7 Year	1.918%	1.906%	-0.0120%
10 Year	2.468%	2.510%	0.0416%
30 Year	3.515%	3.685%	0.1695%

                                    Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.